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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         MAY 3, 2001
                                                 -------------------------------


                               INNOFONE.COM, INC.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


               0-31949                                   98-020313
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      (Commission File Number)              (I.R.S. Employer Identification No.)




600 NORTH PINE ISLAND ROAD, SUITE 450, PLANTATION, FLORIDA         33324
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:       (954) 315-0341
                                                    ----------------------------
                                (NOT APPLICABLE)
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          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS; and

ITEM 5.  OTHER EVENTS

         On May 7, 2001, Innofone.com, Inc. (the "Company") announced that its operating subsidiary, Innofone Canada Inc. (the "Subsidiary"), has been adjudged bankrupt by a Judge of the Bankruptcy and Insolvency Division of the Superior Court of Quebec, District of Montreal (the "Court"). The Court further appointed a trustee and declared that the Subsidiary was deemed to have made an assignment of its assets to the trustee for the benefit of its creditors as of February 27, 2001, the date of the Petition for a Receiving Order under the Bankruptcy & Insolvency Act of Canada.

         The Company retains its interest as a creditor in the Subsidiary.

         As a result of the bankruptcy of the Subsidiary, the Company has suspended its current business operations. The Company will seek to be acquired by or acquire an interest in a business entity that desires to seek the perceived advantages of a corporation which has a class of securities registered under the Securities Exchange Act of 1934. The Company does not plan to restrict its search to any specific business, industry or geographic location. Management anticipates that it will be able to participate in only one potential business venture because the Company has nominal assets and limited financial resources. There can be no assurance that the Company will be successful in locating or negotiating an agreement with any such business entity.

         The Bankruptcy Order, a copy of which is set forth as Exhibit 99.1 hereto, is incorporated herein by reference.

         A press release, a copy of which is set forth as Exhibit 99.2 hereto, is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(a)      Financial statements of business acquired:

         Not applicable.

(b)      Pro forma financial information:

         The Company expects to file the required pro forma financial information with the Securities and Exchange Commission on or before July 9, 2001, in accordance with Item 7(a)(4) of Form 8-K.



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 (c) Exhibits

         The following exhibits are filed herewith:

Exhibit No.

         99.1 Bankruptcy Order of the Superior Court of Quebec, District of Montreal.

         99.2     Innofone.com, Inc. press release, dated May 7, 2001.











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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INNOFONE.COM, INC.




Date: May 8, 2001                     By: /s/ LARRY HUNT
                                          --------------------------------------
                                          Larry Hunt
                                          President and Chief Executive Officer










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                                  EXHIBIT INDEX

      Exhibit No.

         99.1 Bankruptcy Order of the Superior Court of Quebec, District of Montreal.

         99.2     Innofone.com, Inc. press release, dated May 7, 2001.